UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2022

AXIOS SUSTAINABLE GROWTH ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41292	98-1640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Hidden Pines Farm, 14090, Hopewell Road Alpharetta, Georgia		30004
(Address of principal executive offices)		(Zip Code)

(770) 813-6500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one right and one redeemable warrant	AXAC.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	AXAC	New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AXAC.WS	New York Stock Exchange
Rights to receive one-tenth (1/10) of one Class A ordinary share	AXAC.R	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported on a Current Report on Form 8-K of AXIOS Sustainable Growth Acquisition Corporation (the “Company”), on February 18, 2022, the Company consummated its initial public offering (the “IPO”) of 17,250,000 units (the “Units”), including the issuance of 2,250,000 Units as a result of the underwriter’s exercise of its over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (an “Ordinary Share”), one right to acquire one-tenth of an Ordinary Share, and one redeemable warrant of the Company. Each right entitles the holder thereof to receive one-tenth (1/10) of one Class A ordinary share upon consummation of our initial business combination. Each warrant entitles the holder thereof to purchase one Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000. The Company granted the underwriters of the IPO a 30-day option to purchase up to an additional 2,250,000 Units to cover over-allotments, if any.

As previously reported on a Current Report on Form 8-K of the Company, substantially concurrently with the closing of the IPO, the Company completed the private sale of 9,920,000 private placement warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, AXIOS Sponsor LP (the “Sponsor”) and I-Bankers Securities, Inc. (“I-Bankers”), generating gross proceeds to the Company of $9,920,000. Of such amount, 8,445,000 Private Placement Warrants were purchased by the Sponsor and 1,475,000 Private Placement Warrants were purchased by I-Bankers.

A total of $175,950,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of February 18, 2022, reflecting receipt of the proceeds upon consummation of the IPO and the sale of the Private Placement Warrants has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet, as of February 18, 2022.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2022

AXIOS Sustainable Growth Acquisition Corporation

By:	/s/ Benedikt E. Förtig
	Name:	Benedikt E. Förtig
	Title:	Chief Executive Officer